UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 13, 2011

VUZIX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623
(Address of principal executive offices)    (Zipcode)

(585) 359-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

On December 14, 2011, Vuzix Corporation (the "Registrant") entered into a Supplemental Agreement dated as of December 8, 2011 (the “Supplemental Agreement”) with LC Capital Master Fund Ltd. (the "Lender").   Pursuant to the Supplemental Agreement, payment of interest in the amount of $309,502 payable to the Lender on December 23, 2011 pursuant to a Convertible Loan and Security Agreement dated as of December 23, 2010 ("Loan Agreement") between the Lender and the Registrant, that was reported on Form 8-K filed with the Securities and Exchange Commission on December 30, 2010, was deferred until the maturity of the loan made by the Lender to the Registrant pursuant to the Loan Agreement.  The stated maturity date of that loan is December 23, 2014.  Repayment of the loan can be accelerated upon the occurrence of an Event of Default, as described in the Loan Agreement.

The Supplemental Agreement has been included as exhibit 10.1 in this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)     (1)           On December 14, 2011, the Registrant entered into the Supplemental Agreement with the Lender.

(2)           Pursuant to the Supplemental Agreement, payment of interest in the amount of $309,502 payable to the Lender on December 23, 2011 pursuant to the Loan Agreement was deferred until the maturity of the loan made by the Lender pursuant to the Loan Agreement.  The stated maturity date of that loan is December 23, 2014.  The stated maturity date of that loan is December 23, 2014.   Repayment of the Loan can be accelerated upon the occurrence of an Event of Default, as described in the Loan Agreement.

Reference is made to Item 1.01 of this report on Form  8-K and to the Supplemental Agreement for a complete statement of its terms.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2011, Richard F. Conway resigned as a Director of the Registrant.  In addition to being a member of the Board of Directors of the Registrant, at the time of his resignation Mr. Conway was a member of the Audit Committee and of the Compensation Committee of the Board of Directors of the Registrant.

A copy of Mr. Conway’s letter of resignation is attached to this Report on Form 8-K as Exhibit 17.1

Item 9.01  Financial Statements and Exhibits

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

10.1	Supplemental Agreement, dated as of December 8, 2011, by and between the Registrant and the Lender.

17.2	Letter dated December 13, 2011 from Richard F. Conway to the Registrant resigning as a Director of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2011	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers Chief Executive Officer and President